SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.

                                     20549


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                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  January 17, 1997
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                         TEXAS INSTRUMENTS INCORPORATED
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             (Exact name of Registrant as specified in its charter)


            Delaware                                  1-3761
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    (State of Incorporation)                    (Commission File No.)


                                 75-0289970
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                    (I.R.S. Employer Identification No.)

                        13500 North Central Expressway
                 P. O. Box 655474, Dallas, Texas        75265
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              (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code 972-995-2551
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ITEM 5.   Other Events.
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          The 1997 Annual Meeting of Stockholders of the Registrant will be held on Thursday, April 17, 1997.



                                     SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED



                                   /s/ O. WAYNE COON
                                   -----------------------
                                   By O. WAYNE COON
                                   Chief Corporate Counsel
                                   and Assistant Secretary

Date:       January 17, 1997